Exhibit 32.1

CERTIFICATION OF
PRINCIPAL EXECUTIVE OFFICER
AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of ACE Consulting Management, Inc. (the “Company”) for the quarter ended March 31, 2013 as filed with the Securities and Exchange Commission (the “Report”), I, Alex Jen, President, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	Such Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Report, fairly represents in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2013	/s/ Alex Jen
Alex Jen President, Chief Executive Officer, and Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)